UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Semiannual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
10 Investment Portfolio
18 Statement of Assets and Liabilities
20 Statement of Operations
21 Statement of Cash Flows
22 Statement of Changes in Net Assets
23 Financial Highlights
27 Notes to Financial Statements
38 Investment Management Agreement Approval
42 Summary of Management Fee Evaluation by Independent Fee Consultant
46 Account Management Resources
47 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	7.95%	2.23%	7.55%	4.61%	4.60%
Class B	7.54%	1.50%	6.76%	3.83%	3.80%
Class C	7.54%	1.53%	6.77%	3.84%	3.80%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	4.98%	-0.58%	6.56%	4.03%	4.31%
Class B (max 4.00% CDSC)	3.54%	-1.44%	6.17%	3.66%	3.80%
Class C (max 1.00% CDSC)	6.54%	1.53%	6.77%	3.84%	3.80%
No Sales Charges
Class S	8.08%	2.49%	7.78%	4.84%	4.84%
Barclays Capital Municipal Bond Index+	7.85%	3.88%	8.08%	5.01%	5.09%

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2011 are 1.02%, 1.83%, 1.79% and 0.86% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 9/30/11	$14.46	$14.46	$14.46	$14.46
3/31/11	$13.69	$13.69	$13.69	$13.69
Distribution Information: Six Months as of 9/30/11: Income Dividends	$.30	$.25	$.25	$.32
September Income Dividend	$.0505	$.0411	$.0413	$.0533
Capital Gain Distributions	$.01	$.01	$.01	$.01
SEC 30-day Yield++	3.10%	2.43%	2.44%	3.43%
Tax Equivalent Yield++	5.19%	4.07%	4.09%	5.75%
Current Annualized Distribution Rate++	4.19%	3.41%	3.43%	4.42%

++ The SEC yield is net investment income per share earned over the month ended September 30, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.08%, 2.42% and 3.36% for Class A, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.30% (an approximate combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.17%, 3.41% and 4.35% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — Municipal Massachusetts Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	62	of	78	79
3-Year	24	of	76	31
5-Year	12	of	74	15
10-Year	16	of	63	24
Class B 1-Year	75	of	78	96
3-Year	57	of	76	74
5-Year	48	of	74	64
10-Year	55	of	63	87
Class C 1-Year	74	of	78	94
3-Year	56	of	76	73
5-Year	47	of	74	63
10-Year	53	of	63	84
Class S 1-Year	57	of	78	73
3-Year	17	of	76	22
5-Year	4	of	74	5
10-Year	2	of	63	2

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,079.50	$1,075.40	$1,075.40	$1,080.80
Expenses Paid per $1,000**	$5.15	$9.03	$9.03	$3.85
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.05	$1,016.30	$1,016.30	$1,021.30
Expenses Paid per $1,000**	$5.00	$8.77	$8.77	$3.74

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.99%	1.74%	1.74%	.74%

Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,079.50	$1,075.40	$1,075.40	$1,080.80
Expenses Paid per $1,000**	$4.63	$8.51	$8.51	$3.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.55	$1,016.80	$1,016.80	$1,021.80
Expenses Paid per $1,000**	$4.50	$8.27	$8.27	$3.23

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.89%	1.64%	1.64%	.64%

* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	9/30/11	3/31/11

Revenue Bonds	83%	81%
General Obligation Bonds	13%	15%
ETM/Prerefunded Bonds	4%	4%
	100%	100%

Quality	9/30/11	3/31/11

AAA	10%	9%
AA	57%	50%
A	17%	19%
BBB	12%	17%
BB	1%	1%
Not Rated	3%	4%
	100%	100%

Interest Rate Sensitivity	9/30/11	3/31/11

Effective Maturity	7.4 years	13.3 years
Effective Duration	6.5 years	7.5 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.1%
Massachusetts 82.2%
Boston, MA, General Obligation, Series A, 4.75%, 4/1/2029	3,900,000	4,242,030
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,361,785
AMT, 8.0%, 9/1/2035	960,000	334,474
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	2,911,570
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,289,680
Series A, 5.0%, 11/1/2030	1,270,000	1,419,708
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026 (a)	7,645,000	8,733,113
5.0%, 5/15/2027	2,295,000	2,604,848
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	730,000	857,334
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016, INS: NATL	1,000,000	956,450
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,653,025
Series A, 5.25%, 7/1/2034	1,700,000	1,858,729
Series C, 6.1%, 3/1/2012	500,000	521,850
Series C, ETM, 6.1%, 3/1/2013	530,000	572,437
Series B, 6.2%, 3/1/2016	3,100,000	3,483,997
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	10,372,906
Series C, ETM, 5.0%, 7/1/2015	190,000	221,321
Series C, ETM, 5.0%, 7/1/2016	75,000	89,564
Series B, 5.0%, 7/1/2035	3,970,000	4,307,847
Series A, 5.25%, 7/1/2021	2,000,000	2,475,280
Series C, ETM, 5.5%, 7/1/2017	165,000	205,153
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	1,000,000	1,062,640
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	1,300,000	1,420,939
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,143,040
Series F, 5.75%, 7/1/2033	2,000,000	2,009,660
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015, GTY: Harvard Pilgrim Health Care	2,800,000	3,075,856
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, ETM, 6.25%, 7/1/2012, INS: AMBAC	865,000	886,080
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	640,000	641,325
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018*	695,000	310,463
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,525,000	3,062,273
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,007,850
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	3,000,000	2,923,200
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016, INS: FGIC, NATL	2,600,000	3,117,556
Massachusetts, State College Building Authority Project Revenue:
Series A, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,763,288
Series A, 5.5%, 5/1/2039	5,730,000	6,305,120
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	15,149,376
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance, Series B, 5.0%, 1/1/2035	4,500,000	4,864,320
Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2028	2,250,000	2,364,570
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,676,265
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,090,040
Series R-1, 5.0%, 7/1/2031	3,000,000	3,250,650
Massachusetts, State Development Finance Agency Revenue, Boston University, Series V-1, 5.0%, 10/1/2029	3,400,000	3,612,942
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	514,795
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,650,225
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, Zero Coupon, 11/15/2056	327,629	1,651
Series A-2, 5.5%, 11/15/2046	65,870	39,661
Series A-1, 6.25%, 11/15/2026	1,235,770	1,002,284
Massachusetts, State Development Finance Agency Revenue, New Bedford Waste Services LLC, AMT, 0.21%***, 6/1/2021, LOC: Comerica Bank	3,030,000	3,030,000
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014, INS: NATL	5,000,000	5,081,600
Series A, 5.625%, 1/1/2015, INS: NATL	4,000,000	4,066,080
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%, 12/1/2042	1,000,000	1,151,760
Massachusetts, State Development Finance Agency Revenue, The Fay School, Inc., 0.16%***, 4/1/2038, LOC: TD Bank NA	4,000,000	4,000,000
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	8,664,048
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,610,390
5.0%, 9/1/2045	2,000,000	2,055,700
Massachusetts, State General Obligation:
Series A, 0.63%**, 11/1/2018	5,000,000	4,656,250
Series A, 5.0%, 3/1/2034	5,000,000	5,477,650
Series D, 5.5%, 11/1/2019	4,325,000	5,444,396
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,672,048
Series A, 5.0%, 10/1/2037	9,860,000	10,187,549
Massachusetts, State Health & Educational Facilities Authority Revenue, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	2,016,600
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,281,636
Series E-1, 5.125%, 7/1/2038	1,500,000	1,504,125
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	726,032
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,560,000	1,744,174
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	5,757,950
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,210,640
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,336,959
5.375%, 7/1/2025	1,285,000	1,433,893
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,596,765
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,637,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	1,965,000	2,138,844
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,308,370
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
5.0%, 7/1/2022	1,000,000	1,126,700
Series G-5, 5.0%, 7/1/2022	1,400,000	1,543,374
Series J1, 5.0%, 7/1/2034	10,000,000	10,373,200
Series C, 5.75%, 7/1/2032	300,000	303,153
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,665,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	10,114,200
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,303,390
Series M, 5.5%, 2/15/2027	1,705,000	2,134,404
Series M, 5.5%, 2/15/2028	3,000,000	3,740,760
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, 5.25%, 10/1/2013, INS: FGIC, NATL	280,000	280,977
Series B, Prerefunded, 5.25%, 10/1/2013, INS: FGIC	220,000	220,031
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,608,045
Series B, 5.0%, 7/1/2034	1,350,000	1,447,240
Series B, 5.0%, 7/1/2040	8,500,000	8,990,025
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	1,000,000	977,510
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	3,752,720
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	4,620,500
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021, INS: AGMC	4,500,000	5,058,675
Series A, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	8,700,120
Series A, 5.0%, 8/15/2037, INS: AMBAC	5,000,000	5,311,700
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,594,850
Series 13, 5.0%, 8/1/2026	5,000,000	5,564,100
Series 2, 5.7%, 2/1/2015	35,000	35,153
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019 (a)	4,000,000	5,180,240
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	131,739
Series 11, 5.0%, 8/1/2020	100,000	113,426
Series 6, 5.625%, 8/1/2015	120,000	120,517
Massachusetts, State Water Resources Authority:
Series B, 5.0%, 8/1/2036	3,500,000	3,855,425
Series A, 5.0%, 8/1/2039	5,115,000	5,529,162
Series B, 5.0%, 8/1/2039	7,500,000	8,107,275
Series C, 5.25%, 12/1/2015	1,570,000	1,734,049
Series C, ETM, 5.25%, 12/1/2015 (a)	2,460,000	2,739,604
Series A, 5.25%, 8/1/2026, INS: NATL	1,950,000	2,182,654
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,211,866
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015, INS: FGIC, NATL	6,050,000	6,682,164
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,824,678
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012, INS: AMBAC	1,145,000	1,156,519
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,850,518
5.0%, 5/1/2030	1,595,000	1,773,943
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030, INS: AGC	5,000,000	5,517,600
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	4,276,920
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020, INS: AMBAC	11,380,000	12,391,910
		377,056,265
Guam 1.7%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,017,647
Series A, 5.75%, 12/1/2034	3,725,000	3,825,985
		7,843,632
Puerto Rico 5.0%
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015, INS: AGMC	2,500,000	2,770,375
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue, Series Y, 6.25%, 7/1/2014	145,000	160,088
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040	5,585,000	5,668,719
Series WW, 5.375%, 7/1/2024	5,000,000	5,278,800
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	1,825,000	1,893,091
Series A, 6.0%, 8/1/2042	2,500,000	2,707,400
Series A, 6.5%, 8/1/2044	2,500,000	2,828,675
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	2,570,000	1,879,878
		23,187,026
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	1,021,490
Total Municipal Bonds and Notes (Cost $385,786,992)		409,108,413

Municipal Inverse Floating Rate Notes (b) 24.5%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (c)	10,000,000	12,268,000
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.74%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (c)	5,000,000	5,745,200
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.96%, 2/1/2034, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (c)	10,000,000	11,122,060
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023, INS: AGMC (c)	5,000,000	5,561,030
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 15.101%, 8/1/2023, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (c)	20,000,000	22,030,400
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 17.9%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (c)	10,000,000	10,824,212
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.584%, 10/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (c)	12,615,000	15,758,549
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.501%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (c)	15,000,000	16,368,900
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.31%, 8/1/2035, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (c)	10,000,000	12,654,200
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.6%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $102,267,074)		112,332,551

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $488,054,066)+	113.6	521,440,964
Other Assets and Liabilities, Net	(13.6)	(62,576,408)
Net Assets	100.0	458,864,556

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT	6.5%	9/1/2035	1,895,000	1,869,531	1,361,785
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT	8.0%	9/1/2035	960,000	960,000	334,474
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C*	6.625%	7/1/2018	695,000	671,040	310,463
				3,500,571	2,006,722

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2011.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of September 30, 2011.

+ The cost for federal income tax purposes was $488,658,974. At September 30, 2011, net unrealized appreciation for all securities based on tax cost was $32,781,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,739,623 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,957,633.

(a) At September 30, 2011, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At September 30, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
3/15/2012 3/15/2016	30,000,000	1	Fixed — 2.597%	Floating — LIBOR	(1,657,100)	—	(1,657,100)
5/13/2012 5/13/2031	8,150,000	2	Fixed — 4.231%	Floating — LIBOR	(1,912,661)	—	(1,912,661)
8/2/2012 8/2/2031	5,875,000	3	Fixed — 4.065%	Floating — LIBOR	(1,194,293)	—	(1,194,293)
10/28/2011 10/28/2031	8,400,000	4	Fixed — 3.75%	Floating — LIBOR	(1,521,668)	—	(1,521,668)
3/19/2012 3/19/2032	8,200,000	4	Fixed — 4.379%	Floating — LIBOR	(2,208,996)	—	(2,208,996)
Total unrealized depreciation							(8,494,718)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Merrill Lynch & Co., Inc.

3 Barclays Bank PLC

4 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$521,440,964	$—	$521,440,964
	$—	$521,440,964	$—	$521,440,964
Liabilities
Derivatives (e)	$—	$(8,494,718)	$—	$(8,494,718)
	$—	$(8,494,718)	$—	$(8,494,718)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended September 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011 (Unaudited)
Assets
Investments in securities, at value (cost $488,054,066)	$521,440,964
Receivable for investments sold	2,840,000
Receivable for Fund shares sold	870,383
Interest receivable	6,289,360
Due from Advisor	17,604
Other assets	50,298
Total assets	531,508,609
Liabilities
Cash overdraft	396,214
Payable for Fund shares redeemed	211,478
Payable for floating rate notes issued	62,860,000
Unrealized depreciation on interest rate swap contracts	8,494,718
Distributions payable	231,516
Accrued management fee	163,776
Other accrued expenses and payables	286,351
Total liabilities	72,644,053
Net assets, at value	$458,864,556
Net Assets Consist of
Undistributed net investment income	116,658
Net unrealized appreciation (depreciation) on: Investments	33,386,898
Interest rate swap contracts	(8,494,718)
Accumulated net realized gain (loss)	(4,890,738)
Paid-in capital	438,746,456
Net assets, at value	$458,864,556

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2011 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($52,198,930 ÷ 3,609,339 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.46
Maximum offering price per share (100 ÷ 97.25 of $14.46)	$14.87
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($583,880 ÷ 40,387 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.46
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,905,261 ÷ 1,100,156 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.46
Class S Net Asset Value, offering and redemption price per share ($390,176,485 ÷ 26,977,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended September 30, 2011 (Unaudited)
Investment Income
Income: Interest	$12,015,125
Expenses: Management fee	994,009
Administration fee	224,548
Services to shareholders	274,149
Distribution and service fees	137,794
Custodian fee	4,624
Professional fees	51,750
Reports to shareholders	21,015
Registration fees	28,789
Trustees' fees and expenses	10,980
Interest expense and fees on floating rate notes issued	231,240
Other	20,367
Total expenses before expense reductions	1,999,265
Expense reductions	(199,787)
Total expenses after expense reductions	1,799,478
Net investment income	10,215,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,208,494)
Interest rate swap contracts	(2,206,300)
(3,414,794)
Change in net unrealized appreciation (depreciation) on: Investments	36,019,522
Interest rate swap contracts	(8,181,866)
27,837,656
Net gain (loss)	24,422,862
Net increase (decrease) in net assets resulting from operations	$34,638,509

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the six months ended September 30, 2011 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$34,638,509
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(58,016,452)
Net amortization of premium/(accretion of discount)	181,609
Proceeds from sales and maturities of long-term investments	63,958,860
(Increase) decrease in deposit from broker for swap contracts	340,000
(Increase) decrease in interest receivable	250,129
(Increase) decrease in other assets	(38,404)
(Increase) decrease in receivable for investments sold	(2,840,000)
Increase (decrease) in payable for investments purchased	(1,295,194)
Increase (decrease) in payable upon return of deposit for swap contracts	(340,000)
Increase (decrease) in accrued expenses and payables	(81,656)
Change in net unrealized (appreciation) depreciation on investments	(36,019,522)
Change in net unrealized (appreciation) depreciation on swap contracts	8,181,866
Net realized (gain) loss from investments	1,208,494
Cash provided (used) by operating activities	10,128,239
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	396,214
Proceeds from shares sold	25,362,696
Payments for shares redeemed	(32,005,744)
Distributions paid (net of reinvestment of distributions)	(4,181,535)
Cash provided (used) for financing activities	(10,428,369)
Increase (decrease) in cash	(300,130)
Cash at beginning of period	300,130
Cash at end of period	$—
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$6,030,444
Interest expense and fees on floating rate notes issued	$(231,240)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations: Net investment income	$10,215,647	$22,198,105
Net realized gain (loss)	(3,414,794)	(448,808)
Change in net unrealized appreciation (depreciation)	27,837,656	(26,223,838)
Net increase (decrease) in net assets resulting from operations	34,638,509	(4,474,541)
Distributions to shareholders from: Net investment income: Class A	(1,008,864)	(1,996,499)
Class B	(10,932)	(29,796)
Class C	(265,518)	(517,000)
Class S	(8,652,215)	(19,277,663)
Net realized gains: Class A	(29,957)	(68,176)
Class B	(406)	(1,432)
Class C	(9,653)	(21,966)
Class S	(244,896)	(695,637)
Total distributions	(10,222,441)	(22,608,169)
Fund share transactions: Proceeds from shares sold	26,044,424	90,793,560
Reinvestment of distributions	6,030,444	12,443,767
Payments for shares redeemed	(31,785,775)	(138,415,321)
Net increase (decrease) in net assets from Fund share transactions	289,093	(35,177,994)
Increase (decrease) in net assets	24,705,161	(62,260,704)
Net assets at beginning of period	434,159,395	496,420,099
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $116,658 and $161,460, respectively)	$458,864,556	$434,159,395

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended March 31,
Class A	Six Months Ended 9/30/11 (Unaudited)		2011		2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.69		$14.44		$13.42	$14.06		$14.18		$14.20
Income (loss) from investment operations: Net investment income	.31		.62		.62	.60		.55		.55
Net realized and unrealized gain (loss)	.77		(.74)		1.01	(.61)		(.12)		.08
Total from investment operations	1.08		(.12)		1.63	(.01)		.43		.63
Less distributions from: Net investment income	(.30)		(.61)		(.61)	(.59)		(.55)		(.55)
Net realized gains	(.01)		(.02)		—	(.04)		(.00	)***	(.10)
Total distributions	(.31)		(.63)		(.61)	(.63)		(.55)		(.65)
Net asset value, end of period	$14.46		$13.69		$14.44	$13.42		$14.06		$14.18
Total Return (%)a	7.95	b**	(.89	)b	12.31	(0.01	)b	3.07	b	4.52	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52		45		39	15		12		12
Ratio of expenses before expense reductions (including interest expense) (%)c	1.02	*	1.02		1.00	1.34		1.48		1.49
Ratio of expenses after expense reductions (including interest expense) (%)c	.99	*	1.00		1.00	1.34		1.47		1.48
Ratio of expenses after expense reductions (excluding interest expense) (%)	.89	*	.89		.88	.91		.95		.98
Ratio of net investment income (%)	4.36	*	4.35		4.37	4.35		3.87		3.88
Portfolio turnover rate (%)	11	**	29		30	58		48		41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended March 31,
Class B	Six Months Ended 9/30/11 (Unaudited)		2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.69		$14.44		$13.42		$14.05		$14.17		$14.20
Income (loss) from investment operations: Net investment income	.26		.52		.51		.49		.44		.44
Net realized and unrealized gain (loss)	.77		(.74)		1.01		(.59)		(.12)		.07
Total from investment operations	1.03		(.22)		1.52		(.10)		.32		.51
Less distributions from: Net investment income	(.25)		(.51)		(.50)		(.49)		(.44)		(.44)
Net realized gains	(.01)		(.02)		—		(.04)		(.00	)***	(.10)
Total distributions	(.26)		(.53)		(.50)		(.53)		(.44)		(.54)
Net asset value, end of period	$14.46		$13.69		$14.44		$13.42		$14.05		$14.17
Total Return (%)a	7.54	b**	(1.62	)b	11.50	b	(.78	)b	2.31		3.66	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		1		3		5		6
Ratio of expenses before expense reductions (including interest expense) (%)c	1.79	*	1.83		1.78		2.11		2.21		2.25
Ratio of expenses after expense reductions (including interest expense) (%)c	1.74	*	1.74		1.78		2.09		2.21		2.24
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	*	1.63		1.66		1.66		1.69		1.74
Ratio of net investment income (%)	3.61	*	3.61		3.59		3.60		3.13		3.12
Portfolio turnover rate (%)	11	**	29		30		58		48		41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended March 31,
Class C	Six Months Ended 9/30/11 (Unaudited)		2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.69		$14.44		$13.42		$14.05		$14.17		$14.20
Income (loss) from investment operations: Net investment income	.26		.51		.51		.49		.44		.44
Net realized and unrealized gain (loss)	.77		(.74)		1.01		(.59)		(.12)		.07
Total from investment operations	1.03		(.23)		1.52		(.10)		.32		.51
Less distributions from: Net investment income	(.25)		(.50)		(.50)		(.49)		(.44)		(.44)
Net realized gains	(.01)		(.02)		—		(.04)		(.00	)***	(.10)
Total distributions	(.26)		(.52)		(.50)		(.53)		(.44)		(.54)
Net asset value, end of period	$14.46		$13.69		$14.44		$13.42		$14.05		$14.17
Total Return (%)a	7.54	b**	(1.63	)b	11.53	b	(.77	)b	2.31		3.67	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		15		12		5		5		5
Ratio of expenses before expense reductions (including interest expense) (%)c	1.78	*	1.79		1.78		2.10		2.22		2.25
Ratio of expenses after expense reductions (including interest expense) (%)c	1.74	*	1.76		1.78		2.09		2.22		2.23
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	*	1.65		1.66		1.66		1.69		1.73
Ratio of net investment income (%)	3.61	*	3.59		3.59		3.60		3.13		3.13
Portfolio turnover rate (%)	11	**	29		30		58		48		41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended March 31,
Class S	Six Months Ended 9/30/11 (Unaudited)		2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.69		$14.44	$13.42	$14.06	$14.18		$14.20
Income (loss) from investment operations: Net investment income	.33		.65	.65	.63	.58		.59
Net realized and unrealized gain (loss)	.77		(.74)	1.01	(.61)	(.12)		.08
Total from investment operations	1.10		(.09)	1.66	.02	.46		.67
Less distributions from: Net investment income	(.32)		(.64)	(.64)	(.62)	(.58)		(.59)
Net realized gains	(.01)		(.02)	—	(.04)	(.00	)***	(.10)
Total distributions	(.33)		(.66)	(.64)	(.66)	(.58)		(.69)
Net asset value, end of period	$14.46		$13.69	$14.44	$13.42	$14.06		$14.18
Total Return (%)a	8.08	**	(.67)	12.51	.20	3.32		4.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	390		373	445	344	474		416
Ratio of expenses before expense reductions (including interest expense) (%)b	.84	*	.86	.85	1.21	1.30		1.24
Ratio of expenses after expense reductions (including interest expense) (%)b	.74	*	.78	.80	1.11	1.23		1.23
Ratio of expenses after expense reductions (excluding interest expense) (%)	.64	*	.67	.69	.68	.70		.73
Ratio of net investment income (%)	4.61	*	4.57	4.56	4.58	4.11		4.13
Portfolio turnover rate (%)	11	**	29	30	58	48		41
a Total returns would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Massachusetts. The Fund is the successor to DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust (the "Predecessor Fund"). On August 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to August 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended September 30, 2011 was approximately $62,860,000, with a weighted average interest rate of 0.74%.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

From November 1, 2010 through March 31, 2011, the Fund incurred approximately $587,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at September 30, 2011.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. For the six months ended September 30, 2011, to help mitigate this interest rate risk, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swaps as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended September 30, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $60,625,000 to $92,500,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(8,494,718)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended September 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(2,206,300)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$(8,181,866)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the six months ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $58,016,452 and $63,958,860, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the six months ended September 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%

In addition, effective August 1, 2011, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.63% for Class S. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2011, the Administration Fee was $224,548, of which $37,531 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2011
Class A	$2,745	$2,745	$—
Class B	183	148	35
Class C	973	973	—
Class S	45,478	45,478	—
	$49,379	$49,344	$35

In addition, for the six months ended September 30, 2011, the Advisor reimbursed the Fund $143,456 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$2,354	$365
Class C	57,112	10,214
	$59,466	$10,579

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2011	Annualized Effective Rate
Class A	$58,633	$4,936	$20,685	.23%
Class B	694	—	325	.22%
Class C	19,001	2,051	6,265	.22%
	$78,328	$6,987	$27,275

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2011 aggregated $8,444.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2011, the CDSC for Class B and C shares aggregated $732 and $2,441, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2011, DIDI received $1,019 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,551, of which $4,747 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended September 30, 2011		Year Ended March 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	613,270	$8,750,696	1,576,032	$22,815,563
Class B	—	—	17	247
Class C	149,367	2,125,356	501,117	7,262,906
Class S	1,070,099	15,168,372	4,322,027	60,714,844
		$26,044,424		$90,793,560
Shares issued to shareholders in reinvestment of distributions
Class A	60,971	$867,770	113,237	$1,611,533
Class B	434	6,159	1,132	16,177
Class C	14,721	209,308	26,937	382,724
Class S	347,767	4,947,207	731,306	10,433,333
		$6,030,444		$12,443,767
Shares redeemed
Class A	(387,885)	$(5,477,343)	(1,040,297)	$(14,627,983)
Class B	(7,392)	(104,551)	(39,362)	(566,594)
Class C	(125,076)	(1,778,343)	(278,219)	(3,924,245)
Class S	(1,718,879)	(24,425,538)	(8,578,754)	(119,296,499)
		$(31,785,775)		$(138,415,321)
Net increase (decrease)
Class A	286,356	$4,141,123	648,972	$9,799,113
Class B	(6,958)	(98,392)	(38,213)	(550,170)
Class C	39,012	556,321	249,835	3,721,385
Class S	(301,013)	(4,309,959)	(3,525,421)	(48,148,322)
		$289,093		$(35,177,994)

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Income Series

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011